UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 22, 2013

CANCER GENETICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35817	04-3462475
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Route 17 North 2nd Floor, Rutherford, New Jersey	07070
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 528-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Agreement

On May 22, 2013, Cancer Genetics, Inc. (“CGI” or the “Registrant), and Mayo Foundation for Medical Education and Research, a Minnesota nonprofit corporation (“Mayo”), amended that certain Affiliation Agreement, dated as of November 7, 2011, as previously amended by and between CGI and Mayo (the “Affiliation Agreement”). The objectives of the joint venture entity will be to try to discover and validate biomarkers in specific hematologic and urogenital disorders utilizing next-generation sequencing with a possible expansion into other solid tumors, such as esophageal, head and neck, breast and lung cancers. Additionally, the joint venture entity would engage in biomarker discovery utilizing Mayo’s next-generation sequencing facility and the development of commercial products in the form of diagnostic products and services, as well as early stage therapeutic markers. The Affiliation Agreement previously required a closing by March 31, 2013, and required CGI to make an initial capital contribution at closing of $2 million (and aggregate contributions over time of $6 million). The date for a Closing has now been extended under the amendment to July 31, 2013, and the capital contribution schedule has been amended as follows:

i.	One Million Dollars ($1,000,000) on the Closing Date;

ii.	One Million Dollars ($1,000,000) six months after the Closing Date;

iii.	Two Million Dollars ($2,000,000) on the first anniversary of the Closing Date;

iv.	Two Million Dollars ($2,000,000) on the second anniversary of the Closing Date.

The third and fourth installments, due on the first and second anniversaries of the Closing Date, respectively, are subject to the joint venture entity’s achievement of certain operational milestones to be agreed upon by the board of governors of the joint venture entity.

In consideration for the amended schedule, CGI has agreed to issue 10,000 shares of its common stock to Mayo on or before the Closing Date.

The joint venture entity, OncoSpire Genomics, is a limited liability company and is governed by a board of governors consisting of six members, with three members appointed by CGI and three members appointed by Mayo.

We have also entered into a three-year joint development intellectual property agreement with Mayo and the joint venture entity, pursuant to which CGI and Mayo grant each other non-exclusive, non-transferable licenses to use certain intellectual property required for the performance of statements of work to be issued under such agreement. Also pursuant to the joint development intellectual property agreement, CGI, Mayo and OncoSpire agree that any intellectual property created by the joint venture entity shall be the property of the joint venture entity; however, the joint venture entity will grant CGI and Mayo licenses to commercialize such intellectual property in the form of diagnostic products and diagnostic lab services, respectively, at prices to be determined by the board of governors of OncoSpire.

The board of governors will be advised by a six-member scientific review committee, which will also be composed of three members selected by CGI and three members selected by Mayo.

Item 7.01. Regulation FD Disclosure.

On May 22, 2013, Cancer Genetics, Inc. issued a press release regarding an agreement with the Mayo Clinic. A copy of the press release is being furnished as Exhibit 99.1 to this report.

The information in this Current Report on Form 8-K under Item 7.01 is being furnished pursuant to Item 7.01 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including, without limitation, Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report on Form 8-K, including, without limitation, Exhibit 99.1, shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Forward-Looking Statements

This report, including Exhibit 99.1 furnished herewith, contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, and the opposites of such words, although some forward-looking statements are expressed differently. Forward-looking statements involve known and unknown risks and uncertainties that exist in the Registrant’s operations and business environment, which may be beyond the Registrant’s control, and which may cause actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. For example, forward-looking statements include, without limitation: statements regarding whether a joint venture with Mayo will in fact be fully funded, whether the joint venture will ever achieve the anticipated research, development and commercial objectives currently contemplated by the parties, prospects for the discovery and commercialization of new diagnostic tests utilizing next-generation sequencing and any technological advances. The risks and uncertainties referred to above include, but are not limited to, risks detailed from time to time in the Registrant’s filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2013. These risks could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Registrant. Forward-looking statements represent the judgment of management of the Registrant regarding future events. Although the Registrant believes that the expectations reflected in such forward-looking statements are reasonable at the time that they are made, the Registrant can give no assurance that such expectations will prove to be correct. Unless otherwise required by applicable law, the Registrant assumes no obligation to update any forward-looking statements, and expressly disclaims any obligation to do so, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

As described above, the following exhibit is furnished as part of this report:

Exhibit 99.1 – Press release, dated May 22, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANCER GENETICS, INC.

By:	/s/ Elizabeth A. Czerepak
Name:	Elizabeth A. Czerepak
Title:	Chief Financial Officer

Date: May 28, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated May 22, 2013.